UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report September 22, 1998


                         DATAMARINE INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


                                     0-8936
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                            (Commission File Number)


             Massachusetts                            04-2454559
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       (State of Incorporation)         (I.R.S. Employer Identification Number)


               7030 220th SW, Mountlake Terrace, Washington 98043
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                    (Address of principal executive offices)


                                 (425)771-2182
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              (Registrant's telephone number, including area code)

Item 4. Changes in Registrant's Certifying Accountant

On September 17, 1998 the Audit Committee of the Board of Directors voted to
(i) engage Grant Thornton LLP as the independent accountants for Datamarine International, Inc. and (ii) dismiss PricewaterhouseCoopers LLP as such independent accountants.

During the fiscal years ended September 28, 1996 and September 27, 1997 and the subsequent interim period through September 22, 1998 (i) there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference thereto in their report on the financial statements for such years, and (ii) PricewaterhouseCoopers LLP has not advised the registrant of any reportable events as defined in paragraphs (A) through
(D) of Regulation S-K Item 304 (a)(1)(v).

The accountant's report of PricewaterhouseCoopers LLP on the consolidated financial statements of Datamarine International, Inc. and subsidiaries as of and for the years ended September 27, 1997 and September 28, 1996 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

A letter from PricewaterhouseCoopers LLP is attached as Exhibit 16.

Item 7. Financial Statements and Exhibits

(c)   Exhibits


Exhibit 16.  Letter re change in certifying accountant.


SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            Datamarine International, Inc.
                                                     (Registrant)



Date: September 22, 1998                    /S/ JAN KALLSHIAN
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                                                Jan Kallshian
                                                Chief Financial Officer